[LOGO]



                                          Liberty Midcap
                                           Growth Fund

                                         Semiannual Report
                                           March 31, 2001




                          [Photograph of man with pen]

President's Message
--------------------------------------------------------------------------------


[Photograph of Stephen E. Gibson]


Dear Shareholder:

By any measure, the US stock market presented investors with a challenge during the past six months. With economic conditions deteriorating rapidly, mid-cap stocks that led the market last summer fell into disfavor, and even those mid-cap stocks preferred by investors most recently provided little opportunity for positive results. Against this volatile backdrop, Liberty Midcap Growth Fund's six-month return was disappointing, although not completely unexpected.

The upheaval in the markets was a fresh reminder why basic principles like a clear objective, a long-term perspective and diversification are key to investment success. Historically, stock market advances have overcome short-term setbacks. Stocks have also outperformed both bonds and cash over the long term.

Your fund's portfolio manager, Steve Hayward, exhibited these principles during the period. Even as strong market rotation favored undervalued stocks and punished many growth stocks, he continued to search out stocks of mid-sized companies which he felt had above-average potential to grow over the long run - in other words, the best growth stocks he could find. This singular focus, regardless of prevailing investment fads and economic trends, has helped the fund achieve positive double-digit returns in prior years. We believe that remaining true to this approach will be the key in the future as well.

As always, we thank you for choosing Liberty Midcap Growth Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
May 10, 2001


Performance Highlights

Net asset value per share, as of 3/31/01 ($)

Class A         10.31
Class B         10.27
Class C         10.25
Class Z         10.32

Distributions declared per share, 10/1/00-3/31/01 ($)

Class A         0.690
Class B         0.690
Class C         0.690
Class Z         0.690

                                                   -----------------------------
                                                   NOT FDIC    May Lose Value
                                                   Insured     No Bank Guarantee
                                                   -----------------------------

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Performance Information
--------------------------------------------------------------------------------

Value of a $10,000 investment in
Liberty Midcap Growth Fund
6/30/97 - 3/31/01

Growth of a $10,000 investment,
6/30/97-3/31/01 ($)

              without     with
              sales       sales
              charge      charge

 Class A      12,567      11,844
 Class B      12,521      12,221
 Class C      12,497      12,497
 Class Z      12,579       N/A

                              [LINE GRAPH OMITTED]

                                        6/1997          3/2001
                                        ------          ------
Class A without sales charge            $10,000         $12,567
Class A with sales charge                10,000          11,844
Morningstar Mid-Cap Growth Category      10,000          15,396
S&P MidCap 400 Index                     10,000          16,772

Mutual fund performance changes over time. Please visit www.libertyfunds.com for daily performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of middle capitalization stocks that differs from the composition of the fund; it is not available for direct investment.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant its information to be accurate, correct, complete or timely. It shall not be responsible for investment decisions, damages or other losses resulting from the use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

Average annual total returns as of 3/31/01 (%)

Share Class                       A                            B                          C                     Z
Inception Date                  8/1/00                       8/1/00                     8/1/00                8/1/00
--------------------------------------------------------------------------------------------------------------------
                         without     with          without         with          without        with         without
                         sales       sales         sales           sales         sales          sales        sales
                         charge      charge        charge          charge        charge         charge       charge
--------------------------------------------------------------------------------------------------------------------
6 months (cumulative)    -35.53      -39.24        -35.70          -38.75        -35.78         -36.39       -35.47
1 year                   -40.16      -43.60        -40.38          -42.86        -40.49         -40.99       -40.10
Life                       6.28        4.62          6.18            5.49          6.12           6.12         6.31

Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance reflects any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charge and fees associated with each class.

Class A, B, C and Z share (newer class shares) performance information includes returns of the fund's class S shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These class S share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fee) between class S shares and newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of class A, B and C shares would have been lower.

[BEGIN LEFT SIDE BAR]

Top 10 holdings as of 3/31/01 (%)

Kohl's                             4.3
Harley-Davidson                    3.5
Express Scripts                    3.0
Four Seasons Hotels                2.9
Bed Bath & Beyond                  2.8
USA Networks                       2.8
Forest Labs                        2.7
Biomet                             2.7
Investors Financial Services       2.7
Devon Energy                       2.7

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

Top Five sectors as of 3/31/01 (%)

Consumer Cyclical               29
Consumer Staples                16
Technology                      14
Health Care                     10
Financial                        9

Fund as of 3/31/01

Sector breakdowns are calculated as a percentage of equity investments. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this breakdown in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page are based upon the advisor's defined criteria as used in the investment process.

[END LEFT SIDE BAR]

Portfolio Manager's Report
--------------------------------------------------------------------------------

For the six months ended March 31, 2001, Liberty Midcap
Growth Fund generated a total return of negative 35.53% for class A shares without a sales charge. We are very disappointed with these results, which were well below the negative 14.21% total return for the fund's benchmark, the Standard & Poor's MidCap 400 Index. We attribute the fund's significant underperformance to its relatively high weighting in technology stocks.

Slowing economy prompts change in investor sentiment

After years of heated growth, the US gross domestic product (GDP) fell to an annualized rate of just 1.0% in the fourth quarter of 2000. Concerned about the possibility of recession, investors became defensive and turned to stocks with a greater probability of meeting earnings projections. The highest growth industries, where earnings are less predictable (such as technology and telecommunications), fell out of favor. More defensive areas like consumer cyclicals and utilities took the lead.

This rotation heightened our challenge as growth-oriented investors. Nonetheless, we remained focused on populating the portfolio with a diverse mix of aggressive growth stocks of medium-capitalization companies. We continued to buy companies we believe have the potential to grow earnings at 15% to 20% annually. We sold stocks of companies that no longer met our criteria and companies which had matured into large-cap enterprises.

Tough times for technology and biotechnology

The downturn in technology was also triggered by a falloff in demand for hardware and software. Faced with a slowing economy, companies have turned cautious about capital spending. Many businesses spent heavily on technology while preparing for Y2K and will not need to purchase new equipment again for several years. In addition, failing Internet companies have flooded the secondary market with inexpensive secondhand (but often still new) equipment.

Combined with the swift change in investor sentiment, this added up to tough going for technology companies. In a case of guilt by association, biotechnology stocks "took it on the chin" as well.

The fund began the six-month period with an above-average weighting in technology. Over the course of the six months, we reduced the technology allocation to 14% of equity investments. We also changed our approach to the sector, seeking out companies that generate fairly constant revenues by providing technology-based services to other businesses.

One such company is Investors Financial Services (2.7% of net assets). The company has developed a special niche in the area of statement generation, tax reporting and fund accounting for financial services companies. With the highest profit margins in the business, we expect Investors Financial Services to grow 20% to 30% annually over the next few years.

Gains for holdings with predictable, consistent earnings

We slightly increased the fund's holdings of consumer staples, consumer cyclicals, energy and health care stocks -- all areas that fared better than technology. For instance, we purchased Constellation Brands (1.6% of net assets), which manufactures and imports 180 brands of beer, wine and spirits. It competes in a fairly stable industry and has been growing at a rate of 20% per year.

More uncertainty ahead

It's difficult to know whether the slowing economy has reached its lowest point, or when that may happen. It's also difficult to predict when the inventory problems plaguing hardware and software companies will be resolved, or when the shakeout in Internet businesses will end. As long as these major influences on the market remain uncertain, we expect investors will continue to seek the "safe haven" of any stock with relatively consistent earnings. Thus, we look for an uneven market with swift sector rotations in the coming months and will be increasingly selective in our purchases.

/s/ Steve D. Hayward

Steve D. Hayward

Steve D. Hayward has managed the Liberty Midcap Growth Fund since November 1999. Prior to that, he served as vice president of investments for M&I Investment Management, where he managed the Marshall Mid-Cap Fund and Marshall Small-Cap Growth Fund. Mr. Hayward earned a BA degree from North Park College and an MBA degree in finance from Loyola University.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Midcap stocks are more volatile than stocks of larger companies.

Investment Portfolio
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)
(All amounts in thousands)

Common Stocks - 97.7%                                      Shares         Value
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY PRODUCTS - 36.5%
Broadcasting & Cable - 6.9%
Cox Radio, Inc., Class A (a)                                     40      $  840
Univision Communications, Inc.,
   Class A (a)                                                   25         954
USA Networks, Inc. (a)                                           50       1,197
                                                                         ------
                                                                          2,991
                                                                         ------
Department Stores - 4.3%
Kohl's Corp. (a)                                                 30       1,851
                                                                         ------
Distillers & Vintners - 1.6%
Constellation Brands, Inc., Class A (a)                          10         712
                                                                         ------
General Merchandise Stores - 0.9%
Dollar General Corp.                                             20         409
                                                                         ------
Hotels - 5.2%
Carnival Corp.                                                   30         830
Four Seasons Hotels, Inc.                                        25       1,237
Hilton Hotels Corp.                                              20         209
                                                                         ------
                                                                          2,276
                                                                         ------
Leisure Facilities - 2.1%
International Speedway Corp.,
   Class A                                                       25         927
                                                                         ------
Leisure Products - 1.5%
Callaway Golf Co.                                                30         666
                                                                         ------
Motorcycle Manufacturers - 3.5%
Harley-Davidson, Inc.                                            40       1,518
                                                                         ------
Personal Products - 3.5%
Estee Lauder Companies, Inc.                                     30       1,093
Steiner Leisure Ltd. (a)                                         25         411
                                                                         ------
                                                                          1,504
                                                                         ------
Restaurants - 2.0%
Starbucks Corp. (a)                                              20         849
                                                                         ------
Specialty Stores - 5.0%
Bed Bath & Beyond, Inc. (a)                                      50       1,228
Tiffany & Co.                                                    35         954
                                                                         ------
                                                                          2,182
                                                                         ------
--------------------------------------------------------------------------------
ENERGY - 7.8%
Oil & Gas Equipment & Services - 2.4%
Smith International, Inc.                                        15       1,053
                                                                         ------
Oil & Gas Exploration &  Products - 5.4%
Apache Corp.                                                     20       1,152
Devon Energy Corp.                                               20       1,164
                                                                         ------
                                                                          2,316
                                                                         ------
--------------------------------------------------------------------------------
FINANCIALS - 9.0%
Consumer Finance - 1.4%
Metris Companies, Inc.                                           30         623
                                                                         ------
Diversified Financial Services - 5.2%
Bear Stearns Cos., Inc.                                          15         686
Investors Financial Services Corp.                               20       1,173
Raymond James Financial, Inc.                                    15         417
                                                                         ------
                                                                          2,276
                                                                         ------
Property & Casualty Insurance - 2.4%
MGIC Investment Corp.                                            15       1,026
                                                                         ------
--------------------------------------------------------------------------------
HEALTHCARE - 9.9%
Health Care Distributors & Services - 3.0%
Express Scripts, Inc., Class A(a)                                15       1,300
                                                                         ------
Health Care Equipment - 2.7%
Biomet, Inc.                                                     30       1,182
                                                                         ------
Health Care Facilities - 1.5%
Health Management Associates, Inc. (a)                           40         622
                                                                         ------
Pharmaceuticals - 2.7%
Forest Laboratories, Inc. (a)                                    20       1,185
                                                                         ------
--------------------------------------------------------------------------------
INDUSTRIALS - 15.0%
Air Freight & Couriers - 2.3%
Expeditors International Washington, Inc.                        20       1,009
                                                                         ------
Data Processing Services - 2.1%
Fiserv, Inc. (a)                                                 20         899
                                                                         ------
Diversified Commercial Services - 3.0%
Edison Schools, Inc. (a)                                         20         405
IMS Health, Inc.                                                 35         872
                                                                         ------
                                                                          1,277
                                                                         ------
Employment Services - 1.3%
Robert Half International, Inc. (a)                              25         559
                                                                         ------
Electrical Components &
  Equipment - 1.9%
Molex, Inc., Class A                                             30         834
                                                                         ------
Heavy Electrical Equipment - 0.5%
Spectrasite Holdings, Inc. (a)                                   50         216
                                                                         ------
Industrial Machinery - 1.4%
Mettler-Toledo International, Inc. (a)                           15         617
                                                                         ------
Trading Companies &  Distributors - 2.5%
Fastenal Co.                                                     20       1,090
                                                                         ------

See notes to investment portfolio

Investment Portfolio (continued)                               Shares    Value
--------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 13.4%
Applications Software - 1.9%
National Instruments Corp. (a)                                   20      $  652
Rational Software Corp. (a)                                      10         178
                                                                         ------
                                                                            830
                                                                         ------
IT Consulting & Services - 2.5%
Safeguard Scientifics, Inc. (a)                                  20         112
SunGard Data Systems, Inc. (a)                                   20         984
                                                                         ------
                                                                          1,096
                                                                         ------
Semiconductor Equipment - 1.9%
Novellus Systems, Inc. (a)                                       20         811
                                                                         ------
Semiconductors - 2.9%
Altera Corp. (a)                                                 25         536
Flextronics International Ltd. (a)                               35         525
Optical Communication Products, Inc. (a)                         30         210
                                                                         ------
                                                                          1,271
                                                                         ------
Telecommunications - 4.2%
Comverse Technology, Inc. (a)                                    16         913
ONI Systems Corp. (a)                                            15         292
Scientific-Atlanta, Inc.                                         15         624
                                                                         ------
                                                                          1,829
                                                                         ------
--------------------------------------------------------------------------------
TELECOMMUNICATION  SERVICES - 1.5%
Integrated Telecom Services - 0.3%
XO Communications, Inc., Class A(a)                              20         140
                                                                         ------
Wireless Telecom Services - 1.2%
Crown Castle International Corp.(a)                              35         518
                                                                         ------
--------------------------------------------------------------------------------
UTILITIES - 4.6%
Electric Utilities - 2.2%
Calpine Corp. (a)                                                17         936
                                                                         ------
Gas Utilities - 2.4%
Kinder Morgan, Inc.                                              20       1,064
                                                                         ------
Total Common Stocks (cost of $45,516)                                    42,464
                                                                         ------

                                                               Par       Value
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.6%
--------------------------------------------------------------------------------
U.S. Treasury Notes, 7.500% 05/15/02
   (cost of $255)                                           $   250     $   259
                                                                        -------
Total Investments (cost of $45,771)(b)                                   42,723
                                                                        -------
Short-Term Obligations - 2.1%
--------------------------------------------------------------------------------
Commercial Paper
UBS Financial,
   5.400% (c) 04/02/01                                          920         920
                                                                        -------
--------------------------------------------------------------------------------
Other Asset and Liabilities, Net - (0.4)%                                  (197)
                                                                        -------
Net Assets - 100.0%                                                     $43,446
                                                                        =======

Notes to Investment Portfolio:

(a)  Non-income producing.
(b)  Cost for federal income tax is the same.
(c)  Rate represents yield at time of purchase.


See notes to financial statements.

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)
(All amounts in thousands, except for per share data and footnotes)

Assets
Investments at value (cost $45,771)          $42,723
Short-term obligations                           920
                                             -------
                                              43,643
Cash                                  $   1
Receivable for:
   Fund shares sold                     136
   Investments sold                     342
   Dividends                              5
   Interest                               7
Expense reimbursement due
   from Advisor                          15
Other                                    39      545
                                      -----  -------
   Total Assets                               44,188
Liabilities
Payable for:
   Fund shares repurchased               10
   Investments purchased                664
Accrued:
   Management fee                        29
   Transfer agent fee                     8
   Administration fee                     6
   Bookkeeping fee                        2
Other                                    23
                                      -----
   Total Liabilities                             742
                                             -------
Net Assets                                   $43,446
                                             =======
Class A
Net asset value & redemption
price per share   ($380/37)                  $ 10.31 (a)
                                             =======
Maximum offering price per share
   ($10.31/0.9425)                           $ 10.94 (b)
                                             =======
Class B
Net asset value & offering price
   per share  ($1,899/185)                   $ 10.27 (a)
                                             =======
Class C
Net asset value & offering price
   per share  ($197/19)                      $ 10.25 (a)
                                             =======
Class S
Net asset value, redemption price &
   offering price per share
   ($40,969/3,969)                           $ 10.32
                                             =======
Class Z
Net asset value, redemption price &
   offering price per share ($1/(c))         $ 10.32
                                             =======
Composition of Net Assets
Capital paid in                              $47,533
Accumulated net investment loss                 (246)
Accumulated net realized loss                   (793)
Net unrealized depreciation                   (3,048)
                                             -------
                                             $43,446
                                             =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.


Statement of Operations
--------------------------------------------------------------------------------
For the six months ended March 31, 2001
(All amounts in thousands) (Unaudited)

Investment Income
Interest                                      $     54
Dividends                                           46
                                              --------
                                                   100
Expenses
Management fee                        $ 201
Administration fee                       40
12b-1 Service and Distribution fees       6
Transfer agent fee                       67
Bookkeeping fee                          12
Trustees' fee                             6
Custodian fee                             3
Audit Fee                                10
Legal Fee                                 1
Registration fee                         43
Reports to shareholders                   5
Other                                    21
                                      -----
                                        415
Fees and expenses waived or borne
   by the Advisor                       (68)
Fees waived by the Distributor           (c)
Custodian credits earned                 (1)       346
                                      -----   --------
Net Investment Loss                               (246)
                                              --------

Net Realized & Unrealized
 Loss on Portfolio Positions
Net realized loss                                 (725)
Net change in unrealized
appreciation/depreciation during
the period                                     (22,479)
                                              --------
     Net Loss                                  (23,204)
                                              --------
Decrease in Net Assets from
   Operations                                 $(23,450)
                                              ========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                      (Unaudited)
                                                       Six months      Year
                                                         ended        ended
                                                        March 31,  September 30,
                                                          2001        2000(a)
--------------------------------------------------------------------------------
Increase (Decrease) In Net Assets

Operations:
Net investment loss                                     $   (246)      $   (564)
Net realized gain (loss)                                    (725)        15,190
Net change in unrealized
   appreciation/depreciation                             (22,479)         8,847
                                                        --------       --------
     Net Increase (Decrease)
      from Operations                                    (23,450)        23,473
                                                        --------       --------
Distributions:
From net realized gains - Class A                            (15)            (b)
From net realized gains - Class B                            (40)            (b)
From net realized gains - Class C                             (5)            (b)
From net realized gains - Class S                         (2,689)        (9,226)
From net realized gains - Class Z                             (b)            (b)
                                                        --------       --------
                                                         (26,199)        14,247
Fund Share Transactions:
Receipts for shares sold -
   Class A                                                 4,482            160
Value of Distributions reinvested-
   Class A                                                    12             (b)
Cost of shares repurchased -
   Class A                                                (4,168)          --
                                                        --------       --------
                                                             326            160
Receipts for shares sold -
   Class B                                                 2,332            194
Value of Distributions reinvested-
   Class B                                                    37             (b)
Cost of shares repurchased -
   Class B                                                  (120)          --
                                                        --------       --------
                                                           2,249            194
Receipts for shares sold -
   Class C                                                   226             31
Value of Distributions reinvested-
   Class C                                                     5             (b)
Cost of shares repurchased -
   Class C                                                    (1)          --
                                                        --------       --------
                                                             230             31
Receipts for shares sold -
   Class S                                                 9,219         27,801
Value of Distributions reinvested-
   Class S                                                 2,557          8,741
Cost of shares repurchased -
   Class S                                               (11,101)       (29,369)
                                                        --------       --------
                                                             675          7,173
Receipts for shares sold -
   Class Z                                                  --                1
Value of Distributions reinvested-
   Class Z                                                    (b)            (b)
                                                        --------       --------
                                                              (b)             1
                                                        --------       --------
Net Increase from Fund
   Share Transactions                                      3,480          7,559
                                                        --------       --------
   Total Increase (Decrease)                             (22,719)        21,806
Net Assets
Beginning of period                                       66,165         44,359
                                                        --------       --------
End of period (including
accumulated net investment
loss of $246 and $0, respectively)                      $ 43,446       $ 66,165
                                                        --------       --------
Number of Fund Shares
Sold - Class A                                               301             10
Issued for distributions reinvested-
   Class A                                                     1             (b)
Repurchased - Class A                                       (275)          --
                                                        --------       --------
                                                              27             10
                                                        --------       --------
Sold - Class B                                               180             12
Issued for distributions reinvested-
   Class B                                                     3             (b)
Repurchased - Class B                                        (10)          --
                                                        --------       --------
                                                             173             12
                                                        --------       --------
Sold - Class C                                                17              2
Issued for distributions reinvested-
   Class C                                                   (b)             (b)
Repurchased - Class C                                        (b)           --
                                                        --------       --------
                                                              17              2
                                                        --------       --------
Sold - Class S                                               664          1,537
Issued for distributions reinvested-
   Class S                                                   198            519
Repurchased - Class S                                       (800)        (1,695)
                                                        --------       --------
                                                              62            361
                                                        --------       --------
Sold - Class Z                                              --               (b)
Issued for distributions reinvested-
   Class Z                                                    (b)            (b)
                                                        --------       --------
                                                              (b)            (b)
                                                        --------       --------

(a) Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000.
(b) Rounds to less than one.

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

March 31, 2001 (Unaudited)

Note 1. Organization

Liberty Midcap Growth Fund, Class A, Class B, Class C and Class Z and Stein Roe Midcap Growth Fund, Class S (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A, Class B, Class C and Class Z shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class S shares and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares as defined in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate semi-annual report.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees and Class A, Class B, Class C, Class S and Class Z Transfer Agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fees applicable to Class B and Class C shares only.

Federal income taxes

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally

--------------------------------------------------------------------------------

accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

Note 2. Fees and Compensation Paid to Affiliates

Management fee

Stein Roe and Farnham, Inc. (the "Advisor") is the investment Advisor of the Fund and receives a monthly fee as follows.

        Average Net Assets           Annual Fee Rate
        ------------------           ---------------
        First $500 million               0.75%
        Next $500 million                0.70%
        Next $500 million                0.65%
        Over $1.5 billion                0.60%

Administrative fee

The Advisor also provides accounting and other services for a monthly fee as follows:

        Average Net Assets           Annual Fee Rate
        ------------------           ---------------
        First $500 million               0.15%
        Next $500 million                0.125%
        Next $500 million                0.10%
        Over $1.5 billion                0.075%

Bookkeeping fee

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.

Transfer agent fee

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out-of-pocket expenses. Transfer agent fees are computed at an annual rate of 0.236% of the average daily net assets attributable to Class A, Class B, Class C and Class Z. The Transfer Agent has voluntarily agreed, until further notice, to waive 0.016% of the Transfer Agent fee applicable to Class A, Class B and Class C shares. Transfer agent fees for Class S shares are described in the Fund's Class S prospectus.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended March 31, 2001, the Fund has been advised that the Distributor had no net underwriting discounts on sales of the Fund's Class A shares and received no contingent deferred sales charges on Class A, Class B and Class C share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75%, annually of the average net assets attributable to Class A, Class B and Class C net assets, respectively. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

--------------------------------------------------------------------------------

Note 3. Portfolio Information

Investment activity

During the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $56,710,160 and $55,123,297, respectively.

Unrealized appreciation (depreciation) for the six months ended March 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation         $ 3,402,431
   Gross unrealized depreciation          (6,450,930)
                                         -----------
   Net unrealized depreciation           $(3,048,499)
                                         ===========

Other

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any give time.

Note 4. Line of Credit

The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other" expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

During the six months ended March 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc. as a broker. Total commissions paid to AlphaTrade Inc. during the six months were $3,969.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    Six months ended March 31, 2001 (Unaudited)
                                                             Class A          Class B          Class C          Class Z
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of Period                      $  16.84         $  16.82         $  16.81         $  16.84
                                                            --------         --------         --------         --------
Income from Investment Operations:
Net investment loss (a)                                        (0.08)(b)        (0.12)           (0.12)           (0.06)
Net realized and unrealized loss                               (5.76)           (5.74)           (5.75)           (5.77)
                                                            --------         --------         --------         --------
Total from investment operations                               (5.84)           (5.86)           (5.87)           (5.83)
                                                            --------         --------         --------         --------
Less Distributions Declared to Shareholders:
From net realized gains                                        (0.69)           (0.69)           (0.69)           (0.69)
                                                            --------         --------         --------         --------
Net Asset Value -- End of Period                            $  10.31         $  10.27         $  10.25         $  10.32
                                                            ========         ========         ========         ========
Total return (c)(d)(e)                                        (35.53%)         (35.70%)         (35.78%)         (35.47%)
Ratios to Average Net Assets
Expenses (b)(f)(g)                                              1.50%            2.25%            2.25%            1.25%
Net investment loss (b)(f)(g)                                  (1.15%)          (1.90%)          (1.90%)          (0.90%)
Portfolio turnover                                               109%             109%             109%             109%
Net assets at end of period (000's)                         $    380         $  1,899         $    197         $      1

(a) Per share data was calculated using average shares outstanding during the period.
(b) Net of fees waived or reimbursed by affiliates, if applicable.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the affiliates not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                          Period ended September 30, 2000(a)
                                                              Class A          Class B          Class C          Class Z
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of Period                       $ 18.22          $ 18.22          $ 18.22          $ 18.22
                                                             -------          -------          -------          -------
Income From Investment Operations:
Net investment loss (b)                                        (0.01)(c)        (0.03)           (0.02)           (0.00)
Net realized and unrealized gain                                1.03             1.03             1.01             1.02
                                                             -------          -------          -------          -------
Total from Investment Operations                                1.02             1.00             0.99             1.02
                                                             -------          -------          -------          -------
Less Distributions Declared to Shareholders:
From net realized gains                                        (2.40)           (2.40)           (2.40)           (2.40)
                                                             -------          -------          -------          -------
Net Asset Value -- End of Period                             $ 16.84          $ 16.82          $ 16.81          $ 16.84
                                                             -------          -------          -------          -------
Total return (d)(e)(f)                                          5.41%            5.29%            5.23%            5.41%
                                                             =======          =======          =======          =======
Ratios to Average Net Assets
Expenses (c)(g)(h)                                              0.52%            1.27%            1.27%            0.27%
Net investment loss (c)(g)(h)                                  (0.25)%          (1.00)%          (1.00)%          (0.00)%
Portfolio turnover                                               242%             242%             242%             242%
Net assets at end of period (000)                            $   162          $   195          $    31          $     1

(a) Class A, Class B, Class C and Class Z shares were initially offered on
    July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees waived or reimbursed by affiliates, if applicable.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the affiliates not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

Trustee & Transfer Agent
--------------------------------------------------------------------------------

Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President,
Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)



Important Information About This Report
The Transfer Agent for Liberty Midcap Growth Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Midcap Growth Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Semiannual Report:
Liberty Midcap Growth Fund

Give me Liberty.(Registered)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. Liberty offers a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Midcap Growth Fund  Semiannual Report, March 31, 2001

[LOGO}  LIBERTY                                                 PRSRT STD
        -------------                                           U.S. POSTAGE
                FUNDS                                           PAID
                                                                Holliston, MA
                                                                PERMIT NO. 20

Liberty Funds Distributor, Inc. (Copyright)2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com


                                                  796-03/441F-0301 (5/01) 00/883